EXHIBIT 99.1

Stop&Shop

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

FOR THE PERIOD ENDED SEPTEMBER 30, 2018

CEDAR REALTY TRUST

LA FITNESS

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

September 30, 2018

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	4 - 6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
EBITDA for Real Estate and Additional Disclosures	11
Summary of Outstanding Debt and Maturities	12

Portfolio Information
Real Estate Summary	13 - 15
Leasing Activity	16
Tenant Concentration	17
Lease Expirations	18
Same-Property Net Operating Income	19
Summary of Acquisitions, Dispositions and Real Estate Held for Sale	20

Non-GAAP Financial Disclosures	21

2

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

3

CEDAR REALTY TRUST REPORTS THIRD

QUARTER 2018 RESULTS

Port Washington, New York – November 1, 2018 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the third quarter ended September 30, 2018. Net income attributable to common shareholders was $0.04 per diluted share compared with net loss ($0.06) per diluted share for the comparable 2017 period.  Other highlights include:

Highlights

•	NAREIT-defined funds from operations (FFO) of $0.08 per diluted share
•	Operating funds from operations (Operating FFO) of $0.13 per diluted share
•	Signed 42 new and renewal leases for 193,200 square feet in the quarter
•	Comparable cash-basis lease spreads of 3.4%
•	Total portfolio 91.6% leased and same-property portfolio 92.3% leased at quarter-end
•	Acquired Senator Square shopping center in Washington, D.C. through a deed of lease
•	Sold two properties totaling $19.6 million
•	Refinanced four mortgages with a new unsecured $75 million seven year term loan
•	Reaffirmed full-year 2018 Operating FFO range of $0.58 to $0.59 per diluted share

“We continue progressing our portfolio repositioning strategy as our major urban mixed-use redevelopments gain momentum.  Notably, our project in Washington, D.C. was significantly advanced with the acquisition of Senator Square which sits directly across Minnesota Avenue from our East River Park shopping center.  More generally, we are pleased with our leasing efforts in the face of the secular retail headwinds and our balance sheet management with the unencumbering of four properties via a $75 million term loan financing,” commented Bruce Schanzer, President and Chief Executive Officer.

Financial Results

Net income attributable to common shareholders for the third quarter of 2018 was $3.5 million or $0.04 per diluted share, compared to net loss of ($5.1) million or ($0.06) per diluted share for the same period in 2017. The principal differences in the comparative three-month results are gain on sale, reversal of impairment and early extinguishment of debt charges in 2018 and preferred stock redemption costs in 2017. Net loss attributable to common shareholders for the nine months ended September 30, 2018 was ($12.4) million or ($0.15) per diluted share, compared to net loss of ($5.0) million or ($0.07) per diluted share for the same period in 2017. The principal differences in the comparative nine-month results are lease termination income, impairment charges, gain on sale and preferred stock redemption costs in 2018, and a gain on sale of an outparcel building, preferred stock redemption costs and impairment charges in 2017.

NAREIT-defined FFO for the third quarter of 2018 was $7.5 million or $0.08 per diluted share, compared to $4.6 million or $0.05 per diluted share for the same period in 2017. NAREIT-defined FFO for the nine months ended September 30, 2018 was $33.5 million or $0.36 per diluted share, compared to $27.8 million or $0.32 per diluted share for the same period in 2017. Operating FFO for the third quarter of 2018 was $12.4 million or $0.13 per diluted share, compared to $12.5 million or $0.14 per diluted share for the same period in 2017. Operating FFO for the nine-month period ended September 30, 2018 was $41.9 million or $0.45 per diluted share, compared to $35.9 million or $0.41 per diluted share for the same period in 2017. The principal difference in the comparative nine-month results is lease termination income in 2018. The principal differences between Operating FFO and NAREIT-defined FFO are preferred stock redemption costs and early extinguishment of debt charges.

Portfolio Update

During the third quarter of 2018, the Company signed 42 leases for 193,200 square feet. On a comparable space basis, the Company leased 191,200 square feet at a positive lease spread of 3.4% on a cash basis (renewals increased 9.4% and new leases decreased 5.3%). During the nine months ended September 30, 2018, the Company signed 125 leases for 1,039,100 square feet. On a comparable space basis, the Company leased 1,014,000 square feet at a negative lease spread of 3.4% on a cash basis (renewals decreased 2.4% and new leases decreased 8.8%).

Excluding six strategic leases signed in early 2018, comparable lease spread for the nine months ended September 30, 2018 would have been 4.4% (renewals increased 6.1% and new leases decreased 2.2%). These six strategic leases consisted of (a) five anchor renewals in the first quarter of 2018 totaling 303,000 square feet at reduced or flat base rental rates that the Company proactively renewed with extended rental terms, and (b) a new lease in the second quarter of 2018 for 29,000 square feet of unconventional retail space in the rear of a shopping center at a significantly reduced rental rate. These anchor tenants have good credit and generate high foot traffic at their respective properties.

Same-property NOI for the third quarter of 2018 decreased 0.2% excluding redevelopments and decreased 1.4% including redevelopments, compared to the same period of 2017. Same property NOI for the nine-month period increased 0.5% excluding redevelopments and decreased 0.3% including redevelopments, compared to the same period of 2017.

The Company's total portfolio, excluding properties held for sale, was 91.6% leased at September 30, 2018, compared to 91.7% at June 30, 2018 and 92.7% at September 30, 2017. The Company's same-property portfolio was 92.3% leased at September 30, 2018, compared to 92.3% at June 30, 2018 and 93.7% at September 30, 2017. The Company’s total portfolio and same-property portfolio leased percentages at September 30, 2018 were negatively impacted 134 basis points and 155 basis points, respectively, as a result of the recent Bon-Ton bankruptcy, which resulted in two anchor vacancies in April 2018 within the Company’s portfolio.

4

Acquisitions

On August 8, 2018, the Company purchased a land parcel adjacent to its Riverview Plaza property, located in Philadelphia, Pennsylvania. The purchase price for the land parcel was $1.0 million, which was comprised of $25,000 in cash and approximately 208,000 OP Units.

On August 21, 2018, the Company entered into a deed of lease for Senator Square, a shopping center located in Washington, D.C.  The deed of lease conveys fee title to the buildings to the Company and contains future options to acquire fee title to the land at its then fair-value, with the first such option becoming available between the 25th and the 33rd anniversaries of the lease, depending on certain property benchmarks, with additional purchase options every 10 years thereafter during the lease term.  This lease, which expires in August 2117, is presented in the Company’s financial statements as two separate components as follows: (1) a $5.7 million capital lease obligation for the fee interest in the buildings, and (2) an operating lease for the land.

Dispositions

On August 28, 2018, the Company sold Mechanicsburg Center, located in Mechanicsburg, Pennsylvania. The sales price for the property was $16.1 million, which resulted in a gain on sale of $4.9 million.

On September 28, 2018, the Company sold West Bridgewater Plaza, located in West Bridgewater, Massachusetts. The sales price for the property was $3.5 million. An impairment charge of $9.4 million has been recorded in connection with this property during 2018.

Balance Sheet

As of September 30, 2018, the Company had $135.1 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciation, and amortization for real estate (EBITDAre) of 7.6 times.

On July 24, 2018, the Company closed a new $75.0 million unsecured term loan maturing on July 24, 2025 which was used to repay four mortgages that matured through November 2022.  Interest on borrowings under the term loan can range from LIBOR plus 170 to 225 basis points based on the Company’s leverage ratio. Additionally, the Company entered into forward interest rate swap agreements which convert the LIBOR rates to a fixed rates through its maturity. As a result, the effective interest rate is 4.6% at September 30, 2018, based on the Company’s leverage ratio.

2018 Guidance

The Company’s full-year 2018 guidance is as follows:

Revised Guidance
Net (loss) attributable to common shareholders per diluted share	($0.13) - ($0.12)
NAREIT-defined FFO per diluted share	$0.48 - $0.49
Operating FFO per diluted share	$0.58 - $0.59

The guidance is based, in part, on the following:

•	Same-property NOI excluding redevelopment properties will be relatively flat from 2017 to 2018
•	Bon-Ton bankruptcy impact of approximately $0.01 per share
•	Incremental third-party fees related to shareholder activism and ongoing litigation in connection with the termination of the former Chief Operating Officer aggregating approximately $0.01 per share
•	Lease termination income impact for permitting a dark anchor tenant to terminate its lease, net of foregone rental payments, of approximately $0.05 per share
•	Early extinguishment of debt costs of $0.05 per share and preferred stock redemption costs of $0.04 per share
•	Dispositions of approximately $20 million
•	Guidance range only reflects closed acquisitions

The principal differences between NAREIT-defined FFO and Operating FFO are early extinguishment of debt and preferred stock redemption costs.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company's performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company's operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and nine months ended September 30, 2018 and 2017 is detailed in the attached schedule.

5

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company's share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company's performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company's performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company's operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company's computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company's properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued "Supplemental Financial Information" for the period ended September 30, 2018. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company's website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, November 1, 2018, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company's website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on November 1, 2018, until midnight (ET) on November 15, 2018. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13683229 for the telephonic replay. A replay of the Company's webcast will be available on the Company's website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company's portfolio (excluding properties treated as "held for sale") comprises 58 properties, with approximately 8.7 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company's website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are "forward-looking" statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others:  adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company's level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company's tenants; competitive risk; risks related to the geographic concentration of the Company's properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

6

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2018	2017
ASSETS
Real estate, at cost	$1,502,342,000	$1,534,599,000
Less accumulated depreciation	(353,085,000)	(341,943,000)
Real estate, net	1,149,257,000	1,192,656,000
Real estate held for sale	11,348,000	-
Cash and cash equivalents	4,398,000	3,702,000
Restricted cash	-	3,517,000
Receivables	21,905,000	17,193,000
Other assets and deferred charges, net	50,645,000	35,350,000
TOTAL ASSETS	$1,237,553,000	$1,252,418,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans payable	$47,545,000	$127,969,000
Capital lease obligation	5,398,000	-
Unsecured revolving credit facility	102,000,000	55,000,000
Unsecured term loans	471,954,000	397,156,000
Accounts payable and accrued liabilities	25,688,000	24,519,000
Unamortized intangible lease liabilities	14,014,000	17,663,000
Total liabilities	666,599,000	622,307,000

Equity:
Preferred stock	159,541,000	207,508,000
Common stock and other shareholders' equity	408,182,000	420,828,000
Noncontrolling interests	3,231,000	1,775,000
Total equity	570,954,000	630,111,000

TOTAL LIABILITIES AND EQUITY	$1,237,553,000	$1,252,418,000

7

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
PROPERTY REVENUES
Rents	$28,120,000	$28,362,000	$85,732,000	$84,790,000
Expense recoveries	7,747,000	7,436,000	24,800,000	22,796,000
Other	303,000	600,000	4,556,000	1,285,000
Total property revenues	36,170,000	36,398,000	115,088,000	108,871,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,394,000	5,578,000	20,182,000	18,084,000
Real estate and other property-related taxes	5,037,000	4,931,000	15,172,000	14,597,000
Total property operating expenses	11,431,000	10,509,000	35,354,000	32,681,000

PROPERTY OPERATING INCOME	24,739,000	25,889,000	79,734,000	76,190,000

OTHER EXPENSES AND INCOME
General and administrative	3,975,000	4,121,000	12,745,000	12,494,000
Acquisition pursuit costs	-	-	-	156,000
Depreciation and amortization	9,650,000	9,807,000	30,245,000	30,178,000
Gain on sale	(4,864,000)	-	(4,864,000)	(7,099,000)
Impairment (reversals)/charges	(707,000)	-	20,689,000	9,850,000
Total other expenses and income	8,054,000	13,928,000	58,815,000	45,579,000

OPERATING INCOME	16,685,000	11,961,000	20,919,000	30,611,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(5,551,000)	(5,544,000)	(16,468,000)	(16,638,000)
Early extinguishment of debt costs	(4,829,000)	-	(4,829,000)
Total non-operating income and expense	(10,380,000)	(5,544,000)	(21,297,000)	(16,638,000)

NET INCOME (LOSS)	6,305,000	6,417,000	(378,000)	13,973,000

Attributable to noncontrolling interests	(145,000)	(117,000)	(353,000)	(371,000)

NET INCOME (LOSS) ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	6,160,000	6,300,000	(731,000)	13,602,000

Preferred stock dividends	(2,688,000)	(3,535,000)	(8,175,000)	(10,739,000)
Preferred stock redemption costs	-	(7,890,000)	(3,507,000)	(7,890,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$3,472,000	$(5,125,000)	$(12,413,000)	$(5,027,000)

NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Basic	$0.04	$(0.06)	$(0.15)	$(0.07)
Diluted	$0.04	$(0.06)	$(0.15)	$(0.07)

Weighted average number of common shares:
Basic	89,049,000	85,642,000	88,228,000	83,049,000
Diluted	89,875,000	85,642,000	88,228,000	83,049,000

8

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	September 30,	December 31,
	2018	2017

Construction in process (included in real estate, at cost)	$20,548,000	$12,396,000

Receivables
Rents and other tenant receivables, net	$4,654,000	$3,118,000
Mortgage note receivable	3,500,000	-
Straight-line rents	13,751,000	14,075,000
	$21,905,000	$17,193,000

Other assets and deferred charges, net
Lease origination costs	$20,904,000	$19,343,000
Interest rate swap assets	15,755,000	6,394,000
Prepaid expenses	9,961,000	5,377,000
Revolving credit facility issuance costs	1,756,000	2,207,000
Other	2,269,000	2,029,000
	$50,645,000	$35,350,000

Statements of Operations	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Rents
Base rents	$26,878,000	$27,187,000	$80,901,000	$81,398,000
Percentage rent	181,000	259,000	396,000	705,000
Straight-line rents	332,000	291,000	824,000	787,000
Amortization of intangible lease liabilities, net	729,000	625,000	3,611,000	1,900,000
	$28,120,000	$28,362,000	$85,732,000	$84,790,000

9

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net income (loss) attributable to common shareholders	$3,472,000	$(5,125,000)	$(12,413,000)	$(5,027,000)
Real estate depreciation and amortization	9,601,000	9,756,000	30,095,000	30,036,000
Limited partners' interest	19,000	(21,000)	(41,000)	(22,000)
Gain on sales	(4,864,000)	-	(4,864,000)	(7,099,000)
Impairment (reversals)/charges	(707,000)	-	20,689,000	9,850,000
Consolidated minority interests:
Share of income	126,000	138,000	394,000	393,000
Share of FFO	(99,000)	(125,000)	(343,000)	(322,000)
Funds From Operations ("FFO") applicable to diluted common shares	7,548,000	4,623,000	33,517,000	27,809,000
Adjustments for items affecting comparability:
Preferred stock redemption costs	-	7,890,000	3,507,000	7,890,000
Financing costs (a)	4,829,000	-	4,829,000	-
Acquisition pursuit costs	-	-	-	156,000
Redevelopment costs (b)	-	-	-	37,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$12,377,000	$12,513,000	$41,853,000	$35,892,000

FFO per diluted common share:	$0.08	$0.05	$0.36	$0.32

Operating FFO per diluted common share:	$0.13	$0.14	$0.45	$0.41

Weighted average number of diluted common shares:
Common shares and equivalents	92,961,000	89,434,000	92,179,000	86,825,000
OP Units	469,000	349,000	388,000	350,000
	93,430,000	89,783,000	92,567,000	87,175,000

Additional Disclosures (c):
Straight-line rents	$332,000	$291,000	$824,000	$787,000
Amortization of intangible lease liabilities	729,000	625,000	3,611,000	1,900,000
Non-real estate amortization	493,000	377,000	1,191,000	1,184,000
Share-based compensation, net	964,000	860,000	2,801,000	2,693,000
Maintenance capital expenditures (d)	2,129,000	1,548,000	4,097,000	3,212,000
Lease related expenditures (e)	2,686,000	949,000	7,167,000	4,446,000
Development and redevelopment capital expenditures	4,934,000	9,793,000	15,257,000	19,263,000
Capitalized interest and financing costs	398,000	198,000	1,125,000	483,000

(a)	Represents early extinguishment of debt costs.
(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(d)	Consists of payments for building and site improvements.
(e)	Consists of payments for tenant improvements and leasing commissions.

10

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended September 30,				Nine months ended September 30,
	2018		2017		2018		2017
Net income (loss)	$6,305,000		$6,417,000		$(378,000)		$13,973,000
Interest expense	5,551,000		5,544,000		16,468,000		16,638,000
Depreciation and amortization	9,650,000		9,807,000		30,245,000		30,178,000
Gain on sales	(4,864,000)		-		(4,864,000)		(7,099,000)
Impairment (reversals)/charges	(707,000)		-		20,689,000		9,850,000
EBITDAre	15,935,000		21,768,000		62,160,000		63,540,000
Adjustments for items affecting comparability:
Acquisition pursuit costs	-		-		-		156,000
Financing costs (a)	4,829,000		-		4,829,000		-
Redevelopment costs (b)	-		-		-		37,000
Adjusted EBITDAre	$20,764,000		$21,768,000		$66,989,000		$63,733,000

Net debt (c)
Debt, excluding issuance costs	$624,917,000		$631,458,000		$624,917,000		$631,458,000
Capital lease obligation	5,704,000		-		5,704,000		-
Unrestricted cash and cash equivalents	(4,395,000)		(2,240,000)		(4,395,000)		(2,240,000)
	$626,226,000		$629,218,000		$626,226,000		$629,218,000

Fixed charges (c)
Interest expense	$5,502,000		$5,379,000		$16,495,000		$16,005,000
Preferred stock dividends	2,688,000		3,535,000		8,175,000		10,739,000
Scheduled mortgage repayments	587,000		804,000		2,083,000		2,399,000
	$8,777,000		$9,718,000		$26,753,000		$29,143,000

Debt and Coverage Ratios (d)
Net debt to Adjusted EBITDAre	7.6	x	7.3	x	7.7	x	7.5	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.8	x	4.0	x	3.7	x	4.0	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.4	x	2.2	x	2.3	x	2.2	x

(a)	Represents early extinguishment of debt costs.
(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Includes properties "held for sale".
(d)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

11

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of September 30, 2018

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza mortgage	Jun 2026	3.9%	47,917,000
Senator Square capital lease obligation (a)	Sep 2050	5.3%	5,704,000

Unsecured debt:
Variable-rate (b):
Revolving credit facility (c)	Sep 2021	3.5%	102,000,000
Term loan	Sep 2022	3.4%	50,000,000

Fixed-rate (d):
Term loan	Feb 2021	3.6%	75,000,000
Term loan	Feb 2022	3.0%	50,000,000
Term loan	Sep 2022	2.8%	50,000,000
Term loan	Apr 2023	3.2%	100,000,000
Term loan	Sep 2024	3.3%	75,000,000
Term loan	Jul 2025	4.6%	75,000,000
Total unsecured debt	weighted average	3.4%	577,000,000

Total debt	weighted average	3.4%	630,621,000

Unamortized mortgage, capital lease and term loan issuance costs			(3,724,000)

Total debt			$626,897,000

Fixed to variable rate debt ratio:
Fixed-rate debt		75.9%	$478,621,000
Variable-rate debt		24.1%	152,000,000
		100.0%	$630,621,000

	Mortgage Loan	Capital Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2018	$243,000	$8,000	$-		$-	$251,000
2019	995,000	32,000	-		-	1,027,000
2020	1,034,000	33,000	-		-	1,067,000
2021	1,074,000	35,000	102,000,000	(c)	75,000,000	178,109,000
2022	1,116,000	37,000	-		150,000,000	151,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	-		75,000,000	76,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	39,836,000	48,000	-		-	39,884,000
Thereafter	-	5,387,000	-		-	5,387,000
	$47,917,000	$5,704,000	$102,000,000		$475,000,000	$630,621,000

(a)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the capital lease obligation.
(b)	For variable-rate debt, rate in effect as of September 30, 2018.
(c)	Subject to a one-year extension at the Company's option.
(d)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

12

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of September 30, 2018

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Bethel Shopping Center	2013	101,105	95.1%	$24.08	Big Y	63,817
Brickyard Plaza	2004	227,598	97.0%	8.45	Home Depot	103,003
					Kohl's	58,966
					Michaels	21,429
					Petsmart	20,405
Groton Shopping Center	2007	130,264	100.0%	12.29	TJ Maxx	30,000
					Goodwill	21,306
					Aldi	17,664
					Planet Fitness	17,500
Jordan Lane	2005	177,504	97.5%	11.45	Stop & Shop	60,632
					Fallas	39,280
					Cardio Fitness	20,283
New London Mall	2009	259,566	92.1%	14.87	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.72	Walmart	95,482
					NAMCO	20,000
Total Connecticut		1,141,979	96.6%	11.86

Delaware
Christina Crossing	2017	119,353	82.8%	17.49	Shop Rite	68,621

Maryland / Washington, D.C.
East River Park	2015	150,038	98.0%	21.68	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	18.11	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	91.0%	12.06	LA Mart	39,279
San Souci Plaza (b)	2009	264,134	82.6%	11.15	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Home Goods	19,688
					Maximum Health and Fitness	15,612
Senator Square	2018	61,687	93.9%	22.01	Unity Health Care	18,750
Shoppes at Arts District	2016	35,676	100.0%	35.97	Busboys and Poets	9,889
					Yes! Organic Market	7,169
Valley Plaza	2003	190,939	95.8%	5.75	K-Mart	95,810
					Ollie's Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	76.9%	13.29	Food Lion	37,692
Total Maryland / Washington, D.C.		991,576	89.7%	14.40

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	92.3%	11.48	Shaw's	68,000
					Work Out World	32,250
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,524	90.1%	21.64	Stop & Shop	75,000
					Marshalls	26,890
					Boost Fitness	15,807
Kings Plaza	2007	168,243	95.2%	7.62	Fun Z Trampoline Park	42,997
					Fallas	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	97,756	98.2%	10.33	Big Y	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	98.7%	14.14	Stop & Shop	74,977
13

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2018

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Massachusetts (continued)
Timpany Plaza	2007	183,775	88.9%	7.70	Stop & Shop	59,947
					Big Lots	28,027
					Gardner Theater	27,576
Webster Commons	2007	98,984	96.7%	11.50	Big Lots	37,024
					Planet Fitness	18,681
Total Massachusetts		1,123,725	93.2%	13.15

New Jersey
Pine Grove Plaza	2003	86,089	90.7%	11.75	Peebles	24,963
The Shops at Bloomfield Station	2016	63,844	89.9%	19.43	Super Foodtown	28,505
Washington Center Shoppes	2001	157,394	91.1%	10.29	Acme Markets	66,046
					Planet Fitness	20,742
Total New Jersey		307,327	90.8%	12.58

New York
Carman's Plaza	2007	194,181	84.8%	19.77	24 Hour Fitness	53,404
					Key Foods	32,570
					Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	2001	137,415	90.8%	15.82	Acme Markets	50,918
Camp Hill	2002	423,671	99.7%	15.13	Boscov's	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	408,642	91.9%	13.34	Giant Foods	67,815
					Dick's Sporting Goods	56,000
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David's Furniture	24,970
					Old Navy	15,500
Crossroads II (b)	2008	133,717	93.5%	19.74	Giant Foods	78,815
Fairview Commons	2007	52,964	66.7%	10.85	Grocery Outlet	16,650
Fort Washington Center	2002	41,000	100.0%	16.00	LA Fitness	41,000
Gold Star Plaza	2006	71,720	100.0%	9.20	Redner's	48,920
Golden Triangle	2003	202,790	95.5%	12.25	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	13.15	Giant Foods	32,000
Hamburg Square	2004	99,580	67.4%	6.86	Redner's	56,780
Lawndale Plaza	2015	92,773	98.0%	18.41	Shop Rite	63,342
Meadows Marketplace	2004/2012	91,518	92.0%	15.47	Giant Foods	67,907
Newport Plaza	2003	64,489	100.0%	12.74	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.15	Redner's	53,019
Palmyra Shopping Center	2005	111,051	89.5%	7.67	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	125,578	90.4%	14.49	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,602	93.5%	14.52	Home Depot	150,000
					BJ's Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089
14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2018

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Riverview Plaza	2003	236,217	85.4%	21.13	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	251,881	83.1%	14.74	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell's	20,000
					Kid City	16,623
Swede Square	2003	100,816	97.0%	18.30	LA Fitness	37,200
The Commons	2004	203,309	61.7%	9.51	Pat Catans	52,654
					TJ Maxx	24,404
The Point	2000	268,037	96.6%	13.25	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	79.3%	11.24	Kohl's	88,248
					Lehigh Wellness Partners	33,227
					Maxx Fitness	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	325,171	89.5%	13.97	Giant Foods	78,335
					Hobby Lobby	57,512
					Burlington Coat Factory	40,000
					Big Lots	33,824
					Tractor Supply	19,097
Total Pennsylvania		4,356,884	89.7%	14.07

Virginia
Coliseum Marketplace	2005	106,648	100.0%	17.20	Kroger	57,662
					Michaels	23,981
Elmhurst Square	2006	66,254	92.5%	10.21	Food Lion	38,272
General Booth Plaza	2005	71,639	100.0%	14.56	Food Lion	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Publix	63,328
Kempsville Crossing	2005	79,512	92.8%	11.60	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	11.13	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Kroger	67,216
Total Virginia		493,297	97.2%	12.25

Total (91.6% leased at September 30, 2018)		8,728,322	91.3%	$13.68

(a)	Major tenants are determined as tenants with 15,000 or more sq. ft. of GLA, tenants at single-tenant properties, or the largest tenants at a property, based on GLA.
(b)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

15

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
3rd Quarter 2018	41	191,200	$12.22	$11.82	3.4%	$13.33	7.4
2nd Quarter 2018 (c)	31	244,100	$12.60	$12.38	1.8%	$5.63	6.6
1st Quarter 2018 (d)	48	578,700	$13.06	$14.08	-7.2%	$4.22	7.2
4th Quarter 2017	37	268,500	$12.02	$11.63	3.3%	$12.21	6.2
Total	157	1,282,500	$12.63	$12.91	-2.2%	$7.52	6.9

New Leases - Comparable
3rd Quarter 2018	16	81,700	$10.79	$11.39	-5.3%	$31.19	8.9
2nd Quarter 2018 (c)	7	47,500	$9.62	$12.62	-23.8%	$28.96	11.9
1st Quarter 2018	10	46,900	$14.73	$14.79	-0.5%	$16.34	5.8
4th Quarter 2017	21	135,400	$12.34	$12.01	2.7%	$24.22	8.8
Total	54	311,500	$11.88	$12.36	-3.9%	$25.59	8.9

Renewals - Comparable
3rd Quarter 2018	25	109,500	$13.29	$12.14	9.4%	$0.00	6.3
2nd Quarter 2018	24	196,600	$13.32	$12.33	8.1%	$0.00	5.3
1st Quarter 2018 (d)	38	531,800	$12.91	$14.02	-7.9%	$3.15	7.3
4th Quarter 2017	16	133,100	$11.69	$11.25	3.9%	$0.00	3.4
Total	103	971,000	$12.87	$13.08	-1.6%	$1.72	6.3

Total Comparable and Non-Comparable
3rd Quarter 2018	42	193,200	$12.61	N/A	N/A	$13.19	7.4
2nd Quarter 2018	35	267,200	$12.80	N/A	N/A	$6.62	6.7
1st Quarter 2018	48	578,700	$13.06	N/A	N/A	$4.22	7.2
4th Quarter 2017	38	271,500	$12.07	N/A	N/A	$12.37	6.3
Total	163	1,310,600	$12.73	N/A	N/A	$7.72	6.9

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.
(c)

Includes one lease for 29,000 square feet of unconventional retail space in the rear of a shopping center at a significantly reduced rental rate. Excluding this new lease, the second quarter of 2018 would have reported new lease spreads of 3.2% and total lease spreads of 7.5%.

(d)

Includes five anchor tenants totaling 303,000 square feet the Company proactively renewed and extended the rental terms at reduced or flat base rental rates. Excluding these five anchor renewals, the first quarter of 2018 would have reported renewal spreads of 3.5% and total lease spreads of 2.8%. These anchor tenants have good credit and generate high foot traffic at their respective properties.

(e)	Excluding the five anchor tenant renewals in the first quarter of 2018 in Note (d) and the one new lease in the second quarter of 2018 in Note (c), the results would have been as follows:

	Leases	Square	Cash Basis
Adjusted Trailing Four Quarters	Signed	Feet	% Change
Total Comparable Leases	151	950,400	4.1%
New Leases - Comparable	53	282,600	0.1%
Renewals - Comparable	98	667,900	5.8%
Total Comparable and Non-Comparable	158	1,007,400	N/A

16

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of September 30, 2018

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	8	538,000	6.2%	$8,857,000	$16.46	8.1%
Shop Rite	4	250,000	2.9%	4,159,000	16.64	3.8%
Stop & Shop	4	271,000	3.1%	2,966,000	10.94	2.7%
LA Fitness	5	199,000	2.3%	2,766,000	13.90	2.5%
Dollar Tree	22	226,000	2.6%	2,574,000	11.39	2.4%
Big Y	2	106,000	1.2%	2,006,000	18.92	1.8%
Home Depot	2	253,000	2.9%	1,977,000	7.81	1.8%
Staples	5	106,000	1.2%	1,773,000	16.73	1.6%
BJ's Wholesale Club	1	118,000	1.4%	1,683,000	14.26	1.5%
United Artists	1	78,000	0.9%	1,538,000	19.72	1.4%
Kroger	2	125,000	1.4%	1,528,000	12.22	1.4%
Marshalls	6	170,000	1.9%	1,497,000	8.81	1.4%
Food Lion	4	163,000	1.9%	1,460,000	8.96	1.3%
Shoppers Food Warehouse	2	120,000	1.4%	1,267,000	10.56	1.2%
Planet Fitness	5	99,000	1.1%	1,237,000	12.49	1.1%
Walmart	3	192,000	2.2%	1,193,000	6.21	1.1%
Redner's	3	159,000	1.8%	1,159,000	7.29	1.1%
Kohl's	2	147,000	1.7%	1,113,000	7.57	1.0%
Home Goods	4	105,000	1.2%	1,044,000	9.94	1.0%
Petsmart	3	63,000	0.7%	971,000	15.41	0.9%
Sub-total top twenty tenants	88	3,488,000	40.0%	42,768,000	12.26	39.2%
Remaining tenants	752	4,481,000	51.3%	66,235,000	14.78	60.8%
Sub-total all tenants (b)	840	7,969,000	91.3%	$109,003,000	$13.68	100.0%
Vacant space	N/A	759,000	8.7%
Total	840	8,728,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop, and Food Lion, (2) Shoppers Food Warehouse and Farm Fresh (GLA of 17,000; annualized base rent of $93,000), and (3) Marshalls, Home Goods, and TJ Maxx (GLA of 54,000; annualized base rent of $467,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,553,000	69.7%	$60,190,000	$10.84	55.2%
Small tenants	2,416,000	30.3%	48,813,000	20.20	44.8%
Total	7,969,000	100.0%	$109,003,000	$13.68	100.0%

17

CEDAR REALTY TRUST, INC.

Lease Expirations

As of September 30, 2018

					Annualized	Percentage
	Number		Percentage	Annualized	expiring	of annualized
Year of lease	of leases	GLA	of GLA	expiring	base rents	expiring
expiration	expiring	expiring	expiring	base rents	per sq. ft.	base rents
Month-To-Month	45	173,000	2.2%	$2,772,000	$16.02	2.5%
2018	24	183,000	2.3%	3,312,000	18.10	3.0%
2019	113	715,000	9.0%	9,924,000	13.88	9.1%
2020	139	1,416,000	17.8%	17,400,000	12.29	16.0%
2021	129	978,000	12.3%	14,688,000	15.02	13.5%
2022	105	614,000	7.7%	9,420,000	15.34	8.6%
2023	71	593,000	7.4%	8,292,000	13.98	7.6%
2024	48	788,000	9.9%	9,420,000	11.95	8.6%
2025	35	526,000	6.6%	7,320,000	13.92	6.7%
2026	28	223,000	2.8%	3,576,000	16.04	3.3%
2027	34	319,000	4.0%	4,236,000	13.28	3.9%
2028	31	378,000	4.7%	4,536,000	12.00	4.2%
Thereafter	38	1,063,000	13.3%	14,107,000	13.25	12.9%
All tenants	840	7,969,000	100.0%	$109,003,000	$13.68	100.0%
Vacant space	N/A	759,000	N/A
Total portfolio	840	8,728,000	N/A

18

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Base Rents	$21,450,000	$21,390,000	$62,956,000	$62,554,000
Expense Recoveries	5,964,000	5,724,000	18,273,000	17,218,000
Total Revenues	27,414,000	27,114,000	81,229,000	79,772,000
Operating expenses	8,068,000	7,729,000	24,318,000	23,167,000
Same-Property NOI	$19,346,000	$19,385,000	$56,911,000	$56,605,000

Occupied	91.9%	92.4%	92.0%	92.6%
Leased	92.3%	93.7%	92.4%	93.9%
Average base rent	$13.22	$13.08	$13.16	$13.02
Number of same properties	48	48	47	47
Same-Property NOI growth	-0.2%		0.5%

Same-Property NOI Reconciliation (a)	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Operating income	$16,685,000	$11,961,000	$20,919,000	$30,611,000
Add (deduct):
General and administrative	3,975,000	4,121,000	12,745,000	12,494,000
Acquisition pursuit costs	-	-	-	156,000
Gain on sales	(4,864,000)	-	(4,864,000)	(7,099,000)
Impairment (reversals)/charges	(707,000)	-	20,689,000	9,850,000
Depreciation and amortization	9,650,000	9,807,000	30,245,000	30,178,000
Straight-line rents	(332,000)	(291,000)	(824,000)	(787,000)
Amortization of intangible lease liabilities	(729,000)	(625,000)	(3,611,000)	(1,900,000)
Other adjustments	50,000	(67,000)	(73,000)	(157,000)
NOI related to properties not defined as same-property	(4,382,000)	(5,521,000)	(18,315,000)	(16,741,000)
Same-Property NOI	$19,346,000	$19,385,000	$56,911,000	$56,605,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

19

CEDAR REALTY TRUST, INC.

Summary of Acquisitions, Dispositions and Real Estate Held For Sale

			Date	Purchase
Acquisitions	Location	GLA	Acquired	Price
Land parcel adjacent to Riverview Plaza	Philadelphia, PA	n/a	8/8/2018	$1,000,000
Senator Square Buildings	Washington, D.C.	61,687	8/21/2018	5,727,000	(a)
				$6,727,000

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Mechanicsburg Center	Mechanicsburg, PA	51,500	8/28/2018	$16,100,000
West Bridgewater Plaza	West Bridgewater, PA	133,039	9/28/2018	3,500,000
				$19,600,000

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	39.1%	$8.14
Maxatawny Marketplace	Maxatawny, PA	68,730	100.0%	11.85
		198,312	60.2%	$10.27

(a)

The Company entered into a deed of lease, which conveys fee title in the buildings at Senator Square to the Company and contains future options to acquire fee title in the land at its then fair-value. The lease expires at the earliest of the Company exercising one of its purchase options to acquire the land or August 2117. This lease is presented in the Company’s financial statements as two separate components as follows: (1) a $5.7 million capital lease obligation for the fee interest in the buildings, and (2) an operating lease for the land.

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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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